Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Industries, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 1st day of April, 2010.

/s/ Mogens C. Bay	/s/ Thomas F. Madison
Mogens C. Bay	Thomas F. Madison

/s/ Glen A. Barton	/s/ Daniel P. Neary
Glen A. Barton	Daniel P. Neary

/s/ K.R. den Daas	/s/ Walter Scott, Jr.
K. R. (Kaj) den Daas	Walter Scott, Jr.

/s/ Clark T. Randt, Jr.	/s/ Kenneth E. Stinson
Clark T. Randt, Jr.	Kenneth E. Stinson

/s/ Stephen R. Lewis, Jr.
Stephen R. Lewis, Jr.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Coatings, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry J. McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantee of debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 7th day of April, 2010.

/s/ Terry J. McClain	/s/ E. Robert Meaney
Terry J. McClain	E. Robert Meaney

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Newmark, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry J. McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantee of debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 7th day of April, 2010.

/s/ Terry J. McClain	/s/ E. Robert Meaney
Terry J. McClain	E. Robert Meaney

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of PiRod, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry J. McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantee of debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 7th day of April, 2010.

/s/ Terry J. McClain	/s/ E. Robert Meaney
Terry J. McClain	E. Robert Meaney

/s/ William R. Heiden III
William R. Heiden III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Queensland Pty Ltd, an Australian company (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry J. McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantee of debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 7th day of April, 2010.

/s/ E. Robert Meaney	/s/ Mark Jaksich
E. Robert Meaney	Mark Jaksich

/s/ Roger Andrew Massey	/s/ Derrill Phillip Meagher
Roger Andrew Massey	Derrill Phillip Meagher

/s/ Brian James Desigio
Brian James Desigio

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Group Pty Ltd, an Australian company (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Terry J. McClain, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantee of debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated this 7th day of April, 2010.

/s/ E. Robert Meaney	/s/ Mark Jaksich
E. Robert Meaney	Mark Jaksich

/s/ Roger Andrew Massey	/s/ Derrill Phillip Meagher
Roger Andrew Massey	Derrill Phillip Meagher

/s/ Brian James Desigio
Brian James Desigio